Exhibit 10.2

Execution Version

JOINDER AGREEMENT

TO

REGISTRATION RIGHTS AGREEMENT

November 18, 2022

Karrie Willis (the “Joinder Party”) is executing and delivering this Joinder Agreement pursuant to the Registration Rights Agreement, dated as of October 27, 2021 (the “Registration Rights Agreement”), by and among Perception Capital Corp. II, a Cayman Islands exempted company (the “Company”), Perception Capital Partners II LLC, a Delaware limited liability company and each of the holders set forth on the signature pages thereto.  Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Registration Rights Agreement.

The Joinder Party, a Permitted Transferee, has received Registrable Securities and wishes to become a party to the Registration Rights Agreement.

By executing this Joinder Agreement and delivering it to the Company, the Joinder Party hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement in the same manner as if the Joinder Party had been an original party thereto.

The Company hereby agrees that this Joinder Agreement shall constitute written notice of an assignment of rights under the Registration Rights Agreement to the Joinder Party, in a form reasonably satisfactory to the Company, pursuant to Section 5.2.5 thereof.

[Signature Page Follows]

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the date first above written.

/s/ Karrie Willis
Karrie Willis

Acknowledged and Agreed:

PERCEPTION CAPITAL CORP. II

By:/s/ Rick Gaenzle

Name:Rick Gaenzle

Title:Chief Executive Officer

[Signature Page to RRA Joinder Agreement]